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                                                                   EXHIBIT 23.10



                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


We hereby consent to the incorporation of our report, dated April 29, 1999, on the financial statements of Canova Electrical Contracting, Inc., by reference into Integrated Electrical Services, Inc.'s Amendment No. 2 to Form S-4 (File No. 333-75139), and to all references to our firm.



LARSON, ALLEN, WEISHAIR & CO., LLP
Minneapolis, MN
May 19, 1999